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 T. ROWE PRICE
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 Spectrum Fund, Inc.
 Supplement to prospectus dated May 1, 1997
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 The following fund description should be added to Table 5 on pages 25 and 26 of the prospectus within the Fixed Income category:

 Fixed Income              Objective/Program
 ------------               -----------------
 High Yield Fund           High income and capital appreciation through
                           investments in high-yield ("junk") bonds. Average
                           maturity expected to be in the 8- to 12-year range.
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 The date of this supplement is May 1, 1997.                          C08-041
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